Exhibit 10.1

As of January 27, 2012

Dr. Nicholas D. Trbovich (Nicholas D. Trbovich, Sr.)
28 Tanglewood Drive, West
Orchard Park, NY 14127

Dear Dr. Nicholas D. Trbovich (Nicholas D. Trbovich, Sr.):

You and Servotronics, Inc. (the “Company”) are parties to an Employment Agreement, dated July 1, 2005 and ratified on June 30, 2006 pursuant to which you are employed by the Company. This letter confirms such Amended Employment Agreement and subsequent ratification and subsequent Amendments dated August 4, 2006, July 6, 2007, July 9, 2008, December 31, 2008, July 2, 2009, February 22, 2010, July 22, 2010, April 3, 2011, August 12, 2011 and any and all other relevant amendments (the “Amended Agreement”).

This letter will also confirm your agreement and that of the Company by action of the Board of Directors on January 27, 2012 to Amend Paragraph 1 of the Amended Agreement to delete “December 31, 2014” and insert in its place “December 31, 2015” subject to your acceptance which will be indicated by your signature below.

If the foregoing meets with your approval and you are willing to become bound hereby, please sign and return to the undersigned the enclosed copy of this letter.

Very truly yours,

SERVOTRONICS, INC.

Bernadine E. Kucinski,
Assistant Corporate Secretary

ACCEPTED AND AGREED

/s/Dr. Nicholas D. Trbovich	As of January 27, 2012
Dr. Nicholas D. Trbovich	Date
(Nicholas D. Trbovich, Sr.)